Pacific Financial Core Equity Fund Institutional Class Shares: PFGQX Investor Class Shares: PFLQX	Pacific Financial Tactical Fund Institutional Class Shares: PFGTX Investor Class Shares: PFTLX
Pacific Financial Explorer Fund Institutional Class Shares: PFGPX Investor Class Shares: PFLPX	Pacific Financial Faith & Values Based Moderate Fund Investor Class Shares : FVMLX
Pacific Financial International Fund Institutional Class Shares: PFGIX Investor Class Shares: PFLIX	Pacific Financial Dynamic Allocation Fund Institutional Class Shares: PFGDX Investor Class Shares : PFLDX
Pacific Financial Strategic Conservative Fund Institutional Class Shares: PFGSX Investor Class Shares: PFLSX	Pacific Financial Flexible Growth & Income Fund Institutional Class Shares: PFGFX Investor Class Shares : PFLFX

(each a series of Northern Lights Fund Trust)

Supplement dated January 26, 2018 (effective at the close of business) to the Prospectus dated August 28, 2017

The Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the Funds Adviser that with respect to the Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Dynamic Allocation Fund, Pacific Financial Flexible Growth & Income Fund (each a “Fund”, collectively the “Funds”), each a series of the Northern Lights Fund Trust, that it is in the best interests of the Funds and its shareholders that the Funds cease operations. The Board has determined to close the Funds and redeem all outstanding shares on January 30, 2018.

Effective January 26, 2018, the Funds will not accept any purchases and will no longer pursue its stated investment objective. The Funds may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Funds are otherwise not available for purchase.

Prior to January 30, 2018, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO JANUARY 30, 2018 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-888-451-TPFG.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated August 28, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 28, 2017, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-888-451-TPFG.